EXHIBIT 10.1d
EXECUTION VERSION
THIRD AMENDMENT AGREEMENT
This THIRD AMENDMENT AGREEMENT, dated as of June 30, 2026 (this “Agreement”), is entered into by and among OPENLANE, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, which constitute all the Required Lenders under and as defined in the Credit Agreement referred to below, and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS
WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of June 23, 2023 (as amended by that certain First Amendment Agreement, dated as of January 19, 2024, as amended by that certain Second Amendment Agreement, dated as of October 8, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Agreement, the “Credit Agreement”; capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement), among the Borrower, ADESA Auctions Canada Corporation, a Nova Scotia unlimited company (the “Canadian Borrower”), the Lenders party thereto and the Administrative Agent; and
WHEREAS, the Borrower, the undersigned Lenders, which shall constitute the Required Lenders, and the Administrative Agent have agreed to amend the Existing Credit Agreement as provided in Section 2 hereof on the Third Amendment Effective Date;
NOW, THEREFORE, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendments to the Existing Credit Agreement.
(i)Subject to the occurrence of the Third Amendment Effective Date, with retroactive effect from May 21, 2026, Section 7.2(a) of the Existing Credit Agreement shall be amended, in accordance with the provisions of Section 11.1 thereof, by deleting the stricken text (indicated textually in the same manner as the following examples: ~~stricken-text~~) and adding the double-underlined text (indicated textually in the same manner as the following examples: underlined text) as set forth below:
(a)    within five (5) Business Days of any delivery of any financial statements pursuant to Section 7.1 (or, solely in the case of the delivery of the financial statements pursuant to Section 7.1(a)(ii) with respect to the fiscal quarter ending March 31, 2026, within eight (8) Business Days of delivery of such financial statements), (i) a certificate of a Responsible Officer stating that, to the knowledge of such Responsible Officer, each Group Member during such period has observed in all material respects or performed in all material respects all of the applicable covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it in all material respects, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, in each case except as specified in such certificate and (ii) a Compliance Certificate.
This Agreement shall not constitute a novation of the Existing Credit Agreement or any other Loan Document.

Section 2.Conditions to the Third Amendment Effective Date.
This Agreement shall become a binding agreement of the parties hereto and the agreements set forth herein and the amendments set forth in Section 1 hereof shall each become effective on the date (the “Third Amendment Effective Date”) on which this Agreement shall have been duly executed by the Borrower, the Administrative Agent and the Lenders which constitute all the Required Lenders;
Section 3.Reference to and Effect on the Loan Documents.
(a)On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)The Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver or amendment of any provision of any of the Loan Documents.
(d)The Borrower and the other parties hereto acknowledge and agree that, on and after the Third Amendment Effective Date, this Agreement and each of the other Loan Documents to be executed and delivered by a Loan Party shall constitute a Loan Document for all purposes of the Credit Agreement.
(e)The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Agreement.
Section 4.Counterparts.
This Agreement (including all consents and authorizations relating hereto) may be executed by one or more parties to this Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Agreement (or any consent or authorization relating hereto) by electronic transmission or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement (or such consent or authorization relating hereto). The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state laws based on the Uniform Electronic Transactions Act.
Section 5.GOVERNING LAW.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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SECTIONS 11.9 AND 11.12 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.
Section 6.Lender Direction.    Each of the Lenders party hereto hereby authorizes and directs the Administrative Agent to enter into this Agreement.
[signature pages follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.
BORROWER:
OPENLANE, INC.

By:    /s/ Bradley P. Herring
    Name: Bradley P. Herring
    Title: Chief Financial Officer

[OPENLANE – THIRD AMENDMENT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:    /s/ James Shender
Name: James Shender
Title: Managing Director
[OPENLANE – THIRD AMENDMENT AGREEMENT]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as a Lender

By:    /s/ Jeffrey Coleman
Name: Jeffrey Coleman
Title: Executive Director

[OPENLANE – THIRD AMENDMENT AGREEMENT]

BARCLAYS BANK PLC
as a Lender

By:    /s/ Joseph Tauro
Name: Joseph Tauro
Title: Assistant Vice President

[OPENLANE – THIRD AMENDMENT AGREEMENT]

Bank of America, N.A.
as a Lender
By:    /s/ Michael T. Sands
Name: Michael T. Sands
Title: Senior Vice President

[OPENLANE – THIRD AMENDMENT AGREEMENT]

BANK OF AMERICA, N.A., Canada branch
as a Lender

By:    /s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

[OPENLANE – THIRD AMENDMENT AGREEMENT]

Goldman Sachs Bank USA
as a Lender

By:    /s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory

[OPENLANE – THIRD AMENDMENT AGREEMENT]

Bank of Montreal
as a Lender

By:    /s/ Thomas Hasenauer
Name: Thomas Hasenauer
Title: Managing Director

[OPENLANE – THIRD AMENDMENT AGREEMENT]

Fifth Third Bank, National Association
as a Lender

By:    /s/ Will Batchelor
Name: Will Batchelor
Title: Managing Director

[OPENLANE – THIRD AMENDMENT AGREEMENT]

U.S. BANK, National Association,
as a Lender
By:    /s/ Alex Pettitt
Name: Alex Pettitt
Title: Vice President, Commercial Loan Portfolio
Manager

[OPENLANE – THIRD AMENDMENT AGREEMENT]

TRUIST BANK
as a Lender
By:    /s/ John P. Wofford
Name: John P. Wofford
Title: Authorized Officer

[OPENLANE – THIRD AMENDMENT AGREEMENT]

Royal Bank of Canada
as a Lender
By:    /s/ Nicolas Gitron-Beer
Name: Nicolas Gitron-Beer
Title: Authorized Signatory

[OPENLANE – THIRD AMENDMENT AGREEMENT]

THE HUNTINGTON NATIONAL BANK
as a Lender
By:    /s/ Vincent Ng
Name: Vincent Ng
Title: Director
[OPENLANE – THIRD AMENDMENT AGREEMENT]